UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2005

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32314	56-2451736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On January 28, 2005, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant (“NCMC”), NC Capital Corporation, an indirect wholly owned subsidiary of the registrant (“NC Capital”), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant (“NCCC”), and Citigroup Global Markets Realty Corp. (“Citigroup”), entered into Amendment Number Four (the “Citigroup Letter Agreement Amendment”) to the Amended and Restated Letter Agreement, dated as of October 1, 2004, as amended (the “Citigroup Letter Agreement”). Concurrently with the execution of the Citigroup Letter Agreement Amendment, NC Capital, NCCC and Citigroup entered into Amendment Number One (the “Citigroup Purchase and Sale Agreement Amendment”) to the Amended and Restated Purchase and Sale Agreement, dated as of October 1, 2004 (the “Citigroup Purchase and Sale Agreement”). The purpose of the Citigroup Letter Agreement Amendment and the Citigroup Purchase and Sale Agreement Amendment was to amend the Citigroup Letter Agreement and the Citigroup Purchase and Sale Agreement, respectively, in order to add “Correspondent Loans” (as such term is defined in the Citigroup Letter Agreement Amendment) to such agreements. The Citigroup Letter Agreement Amendment and the Citigroup Purchase and Sale Agreement Amendment are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

On January 28, 2005, NCMC, NCCC, NC Capital, NC Residual II Corporation, a direct wholly owned subsidiary of NC Capital (“NCRII”), and Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc. (collectively, “Morgan Stanley”), entered into Amendment No.1 (the “Morgan Stanley Master Loan and Security Agreement Amendment”) to the Third Amended and Restated Master Loan and Security Agreement, dated as of October 1, 2004 (the “Morgan Stanley Master Loan and Security Agreement”). The purpose of the Morgan Stanley Master Loan and Security Agreement Amendment was to amend the Morgan Stanley Master Loan and Security Agreement in order to extend the termination date from January 28, 2005 to February 28, 2005 and to amend the definitions of “Applicable Collateral Percentage” and “Applicable Margin” in the Morgan Stanley Master Loan and Security Agreement. The Morgan Stanley Master Loan and Security Agreement Amendment is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.02.	Results of Operations and Financial Condition.

On February 3, 2005, the registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2004. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. References to the registrant’s web site in the press release do not incorporate by reference the information on the registrant’s web site into this Current Report and the registrant disclaims any such incorporation by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On February 3, 2005, the registrant issued a press release announcing that the registrant’s 2005 Annual Meeting of Stockholders will be held on Tuesday, May 17, 2005 at 9:00 a.m. at the registrant’s headquarters located at 18400 Von Karman Avenue, Suite 1000, Irvine, California. Stockholders of record as of the close of business on Tuesday, March 15, 2005 will be entitled to vote at the 2005 Annual Meeting of Stockholders. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. References to the registrant’s web site in the press release do not incorporate by reference the information on the registrant’s web site into this Current Report and the registrant disclaims any such incorporation by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment Number Four to the Amended and Restated Letter Agreement, dated as of January 28, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation and Citigroup Global Markets Realty Corp.

10.2	Amendment Number One to the Amended and Restated Purchase and Sale Agreement, dated as of January 28, 2005, by and among NC Capital Corporation, New Century Credit Corporation and Citigroup Global Markets Realty Corp.

10.3	Amendment No. 1 to the Third Amended and Restated Master Loan and Security Agreement, dated as of January 28, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

99.1	Press Release dated February 3, 2005, issued by New Century Financial Corporation announcing its financial results for the quarter and year ended December 31, 2004, and the date, time, location and record date for its 2005 Annual Meeting of Stockholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

February 3, 2005	By:	/s/ Robert K. Cole
Robert K. Cole Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment Number Four to the Amended and Restated Letter Agreement, dated as of January 28, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation and Citigroup Global Markets Realty Corp.

10.2	Amendment Number One to the Amended and Restated Purchase and Sale Agreement, dated as of January 28, 2005, by and among NC Capital Corporation, New Century Credit Corporation and Citigroup Global Markets Realty Corp.

10.3	Amendment No. 1 to the Third Amended and Restated Master Loan and Security Agreement, dated as of January 28, 2005, by and among New Century Mortgage Corporation, NC Capital Corporation, New Century Credit Corporation, NC Residual II Corporation, Morgan Stanley Bank and Morgan Stanley Mortgage Capital Inc.

99.1	Press Release dated February 3, 2005, issued by New Century Financial Corporation announcing its financial results for the quarter and year ended December 31, 2004, and the date, time, location and record date for its 2005 Annual Meeting of Stockholders.